Exhibit 10.8


                          PLEDGE AND SECURITY AGREEMENT


      This PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of March 15, 2002 by and among Big Content, Inc., a Delaware corporation ("Big Content"), Mackin Charitable Remainder Trust, a Florida trust ("Mackin") and Livingston Investments, LLC, a Florida limited liability company ("Livingston" and, together with Mackin, the "Secured Parties").

                                    RECITALS

      WHEREAS, Cedric Kushner Boxing, Inc., a Delaware corporation ("Boxing"), Big Content, Livingston and Mackin are parties to an Agreement and Plan of Merger, dated as of March 8, 2002, pursuant to which, on March 15, 2002, Big Content became a wholly-owned subsidiary of Boxing (the "BC Merger Agreement");

      WHEREAS, pursuant to the terms of the BC Merger Agreement, (i) Boxing has issued to Mackin a 10% Senior Promissory Note in the original principal amount of $1,000,000 (the "Note") and (ii) Big Content and Livingston have entered into a Consulting Agreement in the form provided in the BC Merger Agreement (the "Consulting Agreement"), pursuant to which Livingston shall provide valuable services to Big Content; and

      WHEREAS, Big Content has agreed, pursuant to the terms of the BC Merger Agreement, to pledge its property and assets as collateral to secure both its obligations to pay Livingston a weekly consulting fee pursuant to section 3(a)(i) of the Consulting Agreement and the monetary obligations of Boxing to Mackin pursuant to the Note (collectively, the "Obligations").

      NOW, THEREFORE, in consideration of the premises and of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Big Content, Mackin and and Livingston hereby agrees as follows:

      1. Pledge and Grant of Security Interest. To secure the Obligations, Big Content hereby pledges and assigns to the Secured Parties and grants to the Secured Parties a continuing first-priority security interest in and first-priority lien upon, subject to the limitations set forth herein, all of Big Content's right, title and interest (but none of Big Content's obligations) in and to (i) the film library of boxing programming owned by Big Content, on all media, consisting of approximately 1,200 hours of boxing programming and the other intellectual property of Big Content set forth on Schedule A hereto and
(ii) all replacements and substitutions for, and all accessions and additions to, the foregoing. The property and assets described in clauses (i) and (ii) of this Section 1 are referred to herein collectively as the "Collateral."

      2. Perfection of Security Interest. Big Content agrees to mark its books and records as the Secured Parties shall request in order to reflect the rights of the Secured Parties granted herein, and the Secured Parties may, in their sole discretion under joint agreement, take possession of any of the Collateral whose possession by the Secured Parties is necessary under Uniform Commercial Code (as the same may be amended from time to time, the "UCC"), or other applicable law, in order to perfect the lien granted hereunder with respect thereto at any



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time, either prior to or subsequent to a default under any of the Obligations.
Moreover, Big Content authorizes the Secured Parties to file one or more financing statements (pursuant to the UCC or otherwise) and any continuation statements or amendments with respect thereto to perfect the security interests granted herein without Big Content's signature thereon, and Big Content agrees to do, file, record, make, execute and deliver all such acts, deeds, things, agreements, notices, instruments, financing statements and continuation statements as the Secured Parties may request in order to perfect and enforce the rights of the Secured Parties herein.

      3. Representations and Warranties of Big Content. Big Content hereby represents and warrants to the Secured Parties as follows:

      (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power under its certificate of incorporation and bylaws to own and operate its properties, to carry on its business, to borrow money and create a lien on its properties and to execute, deliver, and perform this Agreement.

      (b) The execution, delivery and performance by Big Content of this Agreement has been duly authorized by all necessary corporate and other action, do not require the consent or approval of any creditor of Big Content or any other person that has not been duly obtained, and will not conflict with or constitute a breach or default under or violate any provision of the certificate of incorporation or bylaws of Big Content or any agreement to which it is a party or by which any of its properties is bound, or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Big Content or its properties.

      (c) This Agreement has been duly executed and delivered by Big Content and constitutes the legal, valid and binding obligation of Big Content, enforceable against it in accordance with its terms, except as such enforceability may be affected by bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by the application of general principles of equity (whether in a proceeding in equity or at law).

      (d) Except for any notices of assignment to any contractual parties, no consent, authorization, license, approval or other action by, and no notice to or filing or registration with, any court or governmental authority or regulatory body of any jurisdiction or any other third party is required for the pledge and assignment of and grant of lien, in the Collateral by Big Content pursuant to this Agreement or for the valid execution, delivery or performance of this Agreement by Big Content.

      (e) Except for the security interest created by this Agreement and to be created, Big Content is the sole legal and beneficial owner of and has good title to the Collateral, free and clear of any lien, security interest, option or other charge or other encumbrance (in any such case, an "Encumbrance").

      (f) No effective financing statement or other instrument creating or perfecting an Encumbrance with respect to all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Parties relating to this Agreement. The security interest granted to the Secured Parties pursuant to this Agreement in and to the


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Collateral constitutes a valid and enforceable perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Encumbrances.

      4. Remedies in Case of Default. (a) Upon the failure of Big Content to pay any Obligation when becoming or made due, in accordance with its terms, which failure is not cured within thirty (30) days after written notice of the same is provided by a Secured Party (a "Default"), the Secured Parties shall each have, in addition to all other rights and remedies allowed by law, the right to exercise the following rights to the maximum extent permitted by applicable law:

            (i) to have and exercise all of the rights and remedies with respect to the Collateral of a secured party under the UCC and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral (whether or not transferred into the name of a Secured Party) as if the Secured Parties were the sole and absolute owners thereof (and Big Content agrees to take all such action as may be appropriate to give effect to such right, and hereby irrevocably constitutes and appoints Livingston the proxy and attorney-in-fact of Big Content, with full power of substitution, from and after the occurrence and during the continuance of a Default, to exercise all such voting, consensual and other powers of ownership);

            (ii) in its name or in the name of Big Content or otherwise, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral; or

            (iii) at any time or from time to time to sell, lease, assign and deliver, or grant options to purchase, or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Parties may determine, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is expressly required hereunder or under applicable law), it being agreed that the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by applicable law, at any private sale) of the Collateral (a "Foreclosure Sale") may thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Big Content and any obligation to see to the application of any part of the purchase money paid therefor or any liability for the misapplication or non-application thereof.

      (b) the Secured Parties may, without notice or publication, adjourn any public or private Foreclosure Sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. All cash proceeds received by the Secured Parties in respect of any Foreclosure Sale of, collection from, or other realization upon all or any part of the Collateral may be applied in whole or part to the Obligations in any manner elected by the


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Secured Parties which is permitted by applicable law. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Parties and remaining after payment in full of all the Obligations shall promptly be paid over to Big Content; provided that the Secured Parties shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with a Foreclosure Sale. the Secured Parties will not in any event be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall the Secured Parties be under any obligation to take any action whatsoever with regard thereto.

      (c) Each right, power and remedy of the Secured Parties provided for in this Agreement, or now existing or hereafter available at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Secured Parties of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Secured Parties of all such other rights, powers or remedies, and no course of dealing or failure or delay on the part of the Secured Parties in exercising any such right, power or remedy shall operate as a waiver thereof or otherwise prejudice the rights, powers or remedies of the Secured Parties.

      (d) the Secured Parties may be purchasers of the Collateral, or any part thereof, at any Foreclosure Sale, and may bid for and acquire all or any part of the Collateral and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Obligations the fair market value of the Collateral and returning any excess proceeds to Big Content.

      5. Certain Covenants of Big Content. (a) Big Content shall give the Secured Parties prompt notice of any written claim relating to the Collateral. Big Content shall deliver to the Secured Parties a copy of each of the demand, notice or document received by it which could reasonably be expected to adversely affect the Secured Parties' interest in the Collateral promptly upon Big Content's receipt thereof. Big Content from time to time will furnish to the Secured Parties such information and reports regarding the Collateral as the Secured Parties may reasonably request.

      (b) Big Content shall keep its principal place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Section 7(d) or, upon ten days' prior written notice to a Secured Party, at such other location in a jurisdiction where all action required to perfect the security interest granted to the Secured Parties hereunder shall have been taken with respect to the Collateral.

      (c) Except as otherwise permitted hereunder, Big Content shall not: (i) sell, assign (by operation of law or otherwise), transfer, convey or otherwise dispose of, or grant any option with respect to, all or any part of the Collateral, other than in the ordinary course of business, without the prior written consent of the Secured Parties (which consent shall not be unreasonably withheld); or (ii) create, incur, assume or permit to exist any Encumbrance, upon or with respect to any of the Collateral, nor file, nor permit to be at any time on file in any recording office, any effective financing statement or other instrument creating or perfecting a security interest with respect to all or any part of the Collateral, except such as may at any time be filed in favor of a Secured Party relating to this Agreement.


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      6. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until indefeasible payment in full of the Obligations, (b) be binding upon Big Content, its legal representatives, successors and assigns, and (c) inure, together with the rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties, their successors, transferees and assigns. Upon the indefeasible payment in full in cash of the Obligations, the lien granted hereby shall terminate and all rights of the Secured Parties in the Collateral shall revert to Big Content. Upon any such termination, the Secured Parties will, at Big Content's expense, execute and deliver to Big Content such documents and take such actions as shall be necessary or as Big Content shall reasonably request to evidence or effect such termination and reversion.

      7. Miscellaneous. (a) Unless otherwise defined or the text otherwise requires, all terms used herein shall have the meanings specified in the UCC.

      (b) This Agreement may not be assigned by a party (other than to an Affiliate (as hereinafter defined)) without the prior written consent of the other party. As used herein, an "Affiliate" shall mean shall mean, with respect to any specified person, another person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified (as used in this sentence, (i) "control" shall mean the possession, directly or indirectly, of the unilateral power to cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise and (ii) "person" shall mean an individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof).

      (c) Every provision of this Agreement is intended to be severable; if any term or provision of this agreement shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

      (d) All notices requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date if delivered personally, or upon the next business day after it shall have been deposited with a nationally recognized overnight courier (such as Federal Express), or sent by telecopier, as follows (or at such other address or telecopier number for a party as shall be duly specified by like notice):

        (a) if to Big Content, to it at:   with a copy to:

        c/o Cedric Kushner Boxing, Inc.    Greenberg Traurig, LLP
        1 Montauk Highway                  200 Park Avenue
        Southampton, New York 11968        New York, New York 10166
        Attn:  James DiLorenzo, President  Attn:  Michael B. Solovay, Esq.
        Telecopier:  (516) 726-7777        Telecopier:  (212) 801-6400


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        (b) if to a Secured Party, to      with a copy to:
        it at:

        241 Bradley Place                  Law Offices of Harrison K. Chauncey
        Palm Beach, Florida 33480          241 Bradley Place
        Attn:  Mark R. Brown, Esq.         Palm Beach, Florida 33480
        Telecopier:  (561) 833-9060        Attn:  Mark R. Brown, Esq.
                                           Telecopier:  (561) 833-9060

      (e) This Agreement shall be construed and interpreted, and all rights and obligations hereunder shall be determined, in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof. Each of the parties hereby agrees to (i) submit to the personal jurisdiction of the United States District Court for the Southern District of New York (and all appropriate appellate courts), or, if jurisdiction in such court is lacking, any court of the State of New York of competent jurisdiction sitting in New York County (and all appropriate appellate courts), in connection with any action or dispute hereunder, and (ii) irrevocably waive any objection it may now or hereafter have as to the venue of any proceeding brought in any such court or that any such court is an inconvenient forum. In the case any action or dispute shall be brought hereunder, the losing party or parties thereto shall pay all attorney fees, court costs and fees and costs of the prevailing party or parties thereto incident to such action or dispute or the appeal thereof.

      (f) This Agreement may be executed in any number of counterparts and/or delivered via facsimile, each of which counterparts shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

                    [Signatures appear on the following page]


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      IN WITNESS WHEREOF, each of the undersigned has signed or has caused this
Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.


BIG CONTENT, INC.


By:/s/ James DiLorenzo
   ---------------------------------
      Name: James DiLorenzo
      Title:  President


MACKIN CHARITABLE
REMAINDER TRUST


By: /s/ Adrenee English
   ---------------------------------
      Name: Adrenee English
      Title: Trustee


LIVINGSTON INVESTMENTS, LLC


By:/s/ Chester F. English
   ---------------------------------------
      Chester F. English, Managing Member


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                                                                      Schedule A


                   INTELLECTUAL PROPERTY OF BIG CONTENT, INC.

1. A film library of boxing programming consisting of approximately 1,200 hours of boxing programming on various media.


2.    Big Content trademarks.